Exhibit 10.1

FORM OF VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of June 6, 2026, is entered into by and among Treeline Biosciences, Inc., a Delaware corporation (the “Company”), Standard BioTools Inc., a Delaware corporation (“Parent”), Siri Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the persons listed on the attached Schedule A who are signatories to this Agreement (each, a “Stockholder”, and collectively, the “Stockholders”).

RECITALS

WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into an Agreement and Plan of Merger and Reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Parent Common Stock set forth on Schedule A opposite such Stockholder’s name (all of such shares of Parent Common Stock owned of record or beneficially by such Stockholder as of the date of this Agreement, the “Owned Shares” and, together with any additional shares of Parent Common Stock or other voting securities of Parent of which such Stockholder acquires record or beneficial ownership after the date of this Agreement, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such shares, or other similar transaction, or upon exercise or conversion of any securities (including any Parent Warrants, Parent Options, Parent RSUs or Parent ESPP Options) and that such Stockholder is entitled to vote on the applicable matter, such Stockholder’s “Covered Shares”);

WHEREAS, in connection with the negotiation and execution of the Merger Agreement and related agreements and the transactions contemplated thereby, the board of directors of Parent established a special committee thereof consisting solely of “disinterested directors” (as defined in Section 144(e)(4) of the DGCL) (the “Parent Special Committee”);

WHEREAS, as a condition and inducement to the willingness of the Company, Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, the Parent Share Issuance, the Parent Reverse Stock Split, the Parent Charter Amendment and the adoption of the Post-Closing Equity Incentive Plan and Post-Closing ESPP, the Company, Parent, Merger Sub and the Stockholders are entering into this Agreement; and

WHEREAS, the Stockholders acknowledge that each of the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if the Stockholders did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.             Certain Definitions. All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms have the following respective meanings:

(a)           “Permitted Liens” means (i) Liens that would not reasonably be expected to interfere adversely with the performance by the applicable Stockholder of its obligations hereunder, (ii) any bona fide pledge of the Covered Shares to any financial institution in connection with a bona fide financing transaction so long as such pledge does not prevent or otherwise restrict the Stockholders from voting the Covered Shares in accordance with this Agreement, (iii) Liens arising under applicable Law, including any statutory, judicial or administrative liens imposed without the willful action or omission of the applicable Stockholder, or (iv) any voting agreement or arrangement or grant of any proxy, power of attorney or other authorization either with respect to routine matters at an annual meeting of Parent stockholders, or that is not inconsistent with such Stockholder’s obligations pursuant to this Agreement.

(b)           “Termination Time” means the earliest to occur of (i) the date and time of the termination of the Merger Agreement in accordance with its terms, (ii) the date and time at which the Parent Stockholder Approval is obtained, (iii) the Effective Time, (iv) the written agreement of Parent, Merger Sub, the Company and the Stockholders to terminate this Agreement, and (v) with respect to any Stockholder, the date and time of any modification, waiver or amendment to any provision of the Merger Agreement without such Stockholder’s prior written consent which is adverse in any material respect to such Stockholder.

(c)           A Person will be deemed to have effected a “Transfer” of a security if such Person, whether voluntarily or involuntarily, directly or indirectly, (i) sells, pledges, encumbers, hypothecates, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such security or any interest in such security, (ii) creates or permits any Liens, (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that is inconsistent with such Stockholder’s obligations under this Agreement or (iv) enters into an agreement to take any of the actions referred to in the foregoing clauses (i) through (iii); provided, however, that “Transfer” shall not include the creation, incurrence or existence of any Permitted Lien.

2.             Transfer Restrictions. Except as expressly provided for in this Agreement or the Merger Agreement, from the date of this Agreement until the Termination Time, each Stockholder shall not Transfer (or cause or permit the Transfer of) any of such Stockholder’s Covered Shares except with the Company’s prior written consent. Notwithstanding anything to the contrary in this Agreement, this Section 2 shall not prohibit a Transfer of Covered Shares by a Stockholder to (i) any of such Stockholder’s Affiliates or limited partners (including, for the avoidance of doubt, any distribution in kind to the limited partners), (ii) if such Stockholder is a natural person, any member of such Stockholder’s immediate family or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or (iii) any person or entity if and to the extent required by any non-consensual legal order, by divorce decree or by will, intestacy or other similar law; provided that in the case of clauses (i) and (ii), such a Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing (in form and substance reasonably satisfactory to the Company) to be bound by all of the obligations of such Stockholder under this Agreement with respect to such Covered Shares being Transferred. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever.

3.             Agreement to Vote.

(a)           From the date of this Agreement until the Termination Time, at the Parent Stockholders Meeting and any other meeting of the stockholders of Parent (and at every adjournment or postponement thereof) to vote on any matter contemplated by this Agreement, however called, each Stockholder shall vote, or cause to be voted, all of such Stockholder’s Covered Shares owned at the record date of such meeting:

(i)             in favor of the approval of the Parent Share Issuance, the Parent Charter Amendment, the Parent Reverse Stock Split and the adoption of the Post-Closing Equity Incentive Plan and the Post-Closing ESPP;

(ii)            in favor of the approval of any proposal to adjourn the meeting to a later date, if there is not a quorum or sufficient affirmative votes (in person or by proxy) to obtain the Parent Stockholder Approval on the date on which such meeting is held;

(iii)           against any action or agreement that would reasonably be expected to result in the conditions of the Contemplated Transactions not being fulfilled or a breach of a covenant, representation or warranty or any other material obligation or agreement of Parent contained in the Merger Agreement;

(iv)          against any action, proposal, transaction or agreement that would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transactions or the fulfillment of Parent’s or Merger Sub’s conditions to Closing under the Merger Agreement; and

(v)           against any action or proposal in favor of any Parent Acquisition Proposal.

(b)           From the date of this Agreement until the Termination Time, each Stockholder shall appear, or shall cause to appear the applicable entity that is the record holder of any of such Stockholder’s Covered Shares, as applicable (in person, by proxy or by any other means permitted by the bylaws of Parent), at each meeting of the stockholders of Parent, adjournment or postponement thereof, to vote on any matter contemplated by this Agreement and shall cause all of such Stockholder’s Covered Shares to be counted as present thereat for purposes of calculating a quorum.

(c)           [In the event of a Parent Change in Recommendation by the Parent Special Committee, (i) 37.5% of Covered Shares entitled to vote on any applicable matter set forth in Section 3(a) that is the subject of such Parent Change in Recommendation (an “Applicable Matter”) shall be released from the requirements set forth in Section 3(a) and Section 3(b) above (the “Voting Requirements”), and the Stockholders shall be free to vote such released shares in their full and absolute discretion, and (ii) if the Covered Shares of the Stockholders subject to the Voting Requirements, together with the “Covered Shares” of any other stockholders subject to similar voting requirements under voting agreements entered into with the Company in connection with the Merger Agreement and then in full force and effect, shall equal, in the aggregate, greater than 30% of the issued and outstanding shares of Parent’s capital stock entitled to vote on the Applicable Matter on the applicable record date, then a number of Covered Shares shall be released pro rata from the Voting Requirements (and the Stockholders shall be free to vote such released shares in their full and absolute discretion) such that the Covered Shares of the Stockholders subject to the Voting Requirements, together with the “Covered Shares” of any other stockholders subject to similar voting requirements under voting agreements entered into with the Company in connection with the Merger Agreement and then in full force and effect, shall equal, in the aggregate, 30% of the issued and outstanding shares of Parent’s capital stock entitled to vote on the Applicable Matter on the applicable record date (such reduction under this clause (ii) to apply on a pro rata basis with any other stockholders who are subject to a corresponding reduction requirement) ((i) and (ii) collectively, the “Voting Cut-Backs”).]1

1Included in certain of the Voting Agreements such that the aggregate number of outstanding shares of common stock of Parent subject to the Voting Requirements is reduced to approximately 30% of the outstanding shares of common stock of Parent in the event of a Parent Change in Recommendation.

(d)             Nothing in this Agreement, including this Section 3, limits or restricts any Stockholder, or any Affiliate or designee of any Stockholder, who serves as a member of or observer to the Parent Board or as an officer of Parent in acting or voting in his or her capacity as a director, board observer or officer of Parent and exercising his or her fiduciary duties and responsibilities or fulfilling his or her role as a director, board observer or officer, as applicable, in each case as such Person determines in his, her or its reasonable discretion (including with respect to the interpretation and discharge of such duties, responsibilities and role), it being understood that this Agreement applies to each Stockholder solely in such Stockholder’s capacity as a stockholder of Parent and does not apply to such Stockholder’s or any such Affiliate or designee’s actions, judgments or decisions as a director, board observer or officer of Parent, and such actions (or failures to act) (including, but not limited to, advocating for, voting for, or otherwise supporting a Parent Adverse Recommendation Change or Parent Superior Proposal or making any non-public statement to the Company, other members of the Parent Board, any committee thereof, or other directors or officers of Parent or Company in support of a Parent Adverse Recommendation Change or Parent Superior Proposal) shall not be deemed to constitute a breach of this Agreement.

4.             No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time prior to the Termination Time, any voting agreement or voting trust with respect to any of such Stockholder’s Covered Shares and (b) except for Permitted Liens of the type described in clause (iv) of the definition thereof, has not granted, and shall not grant at any time prior to the Termination Time, a proxy or power of attorney with respect to any of such Stockholder’s Covered Shares, in either case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.

5.             Representations and Warranties of Each Stockholder. Each Stockholder hereby represents and warrants to Parent, Merger Sub and the Company, solely as to itself and not as to any other Stockholder or other Person, as follows:

(a)           Power; Organization; Binding Agreement. Such Stockholder has the power and authority (in the case of each Stockholder that is not a natural person) or capacity (in the case of each Stockholder that is a natural person) to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. With respect to each Stockholder that is not a natural person, (i) the execution, delivery and performance by such Stockholder of this Agreement, and the consummation by such Stockholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or similar equivalent action on the part of such Stockholder and (ii) such Stockholder is duly organized, validly existing and in good standing under the applicable Law of its jurisdiction of formation. This Agreement has been duly executed and delivered by such Stockholder, and, assuming due authorization, execution and delivery by Parent, Merger Sub and the Company, this Agreement is enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by the Enforceability Exceptions.

(b)           No Conflicts. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of such Stockholder’s obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which such Stockholder is a party or by which such Stockholder is bound, (ii) result in the creation of any Lien on any of the Covered Shares, (iii) violate any applicable Law or Judgment or (iv) with respect to a Stockholder that is not a natural person, violate the organizational documents of such Stockholder, in each case, except for such consents, approvals, breaches, Liens or violations that would not, individually or in the aggregate, prevent or materially delay such Stockholder from performing such Stockholder’s obligations under this Agreement.

(c)           Ownership of Covered Shares. As of the date of this Agreement, such Stockholder is the beneficial owner of such Stockholder’s Covered Shares. As of the date of this Agreement, all such Stockholder’s Covered Shares are owned free and clear of any Liens other than Permitted Liens, and no Person has a right to acquire any of such Covered Shares. As of the date of this Agreement, except as set forth on Schedule A, other than such Stockholder’s Owned Shares, such Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of Parent, (ii) securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent or (iii) options or other rights to acquire from Parent any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent.

(d)           Voting Power. Such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the securities subject to this Agreement owned by such Stockholder, subject to applicable federal securities laws and those arising under the terms of this Agreement.

(e)           Reliance by the Company, Parent and Merger Sub. Such Stockholder understands and acknowledges that each of the Company, Parent and Merger Sub is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement (including the representations and warranties made by such Stockholder herein).

(f)            Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity, except in each case for filings with the SEC or where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations hereunder.

(g)           No Brokers. Neither such Stockholder nor any of its Representatives or Affiliates has employed or made any agreement with any broker, finder or similar agent or any Person that will result in the obligation of such Stockholder, the Company, Parent or any of their respective Affiliates to pay any finder’s fee, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby.

6.             Additional Covered Shares. Prior to the Termination Time, in the event that a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional shares of Parent Common Stock or other voting interests with respect to Parent, such shares of Parent Common Stock or other voting interests will, without further action of the parties, be deemed Covered Shares held by such Stockholder and subject to the provisions of this Agreement, the number of shares of Parent Common Stock held by such Stockholder will be deemed amended accordingly, and such shares of Parent Common Stock or voting interests will automatically become subject to the terms of this Agreement as Covered Shares (subject in all events to the Voting Cut-Backs). In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of Parent affecting the Covered Shares, the terms of this Agreement shall apply to the resulting securities of Parent.

7.             Representations and Warranties of Parent, Merger Sub and the Company. Each of Parent, Merger Sub and the Company hereby represents and warrants to each Stockholder, solely as to itself and not as to any other Person, as follows:

(a)           Organization and Qualification. Each of Parent, Merger Sub and the Company is duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of Parent, Merger Sub and the Company have all requisite corporate power and authority to enter into the Merger Agreement and this Agreement.

(b)           Authority; Binding Nature. Each of Parent, Merger Sub and the Company have all requisite corporate power and authority to (i) execute and deliver this Agreement, (ii) perform its covenants and obligations hereunder and (iii) subject to the receipt of the Company Stockholder Approval, in the case of the Company, the Parent Stockholder Approval, in the case of Parent, and with respect to Merger Sub, the adoption of the Merger Agreement by Parent in its capacity as sole stockholder of Merger Sub, consummate the transactions contemplated hereby to be consummated by it and consummate the Contemplated Transactions. The execution and delivery of this Agreement by each of Parent, Merger Sub and the Company, the performance of each of their covenants and obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Parent, Merger Sub and the Company, as applicable, and no additional actions are necessary for (A) the execution and delivery of this Agreement by Parent, Merger Sub and the Company; (B) the performance by each of Parent, Merger Sub and the Company of its covenants and obligations hereunder; or (C) the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent, Merger Sub and the Company (assuming due authorization, execution and delivery by the Stockholders) constitutes a valid and binding obligation of Parent, Merger Sub and the Company, enforceable against Parent, Merger Sub and the Company in accordance with its terms, except that such enforceability may be limited by the Enforceability Exceptions.

(c)           No Conflicts. None of the execution and delivery by each of Parent, Merger Sub and the Company of this Agreement, the performance by each of Parent, Merger Sub and the Company of its obligations hereunder or the consummation by each of Parent, Merger Sub and the Company of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which Parent, Merger Sub or the Company is a party or by which Parent, Merger Sub or the Company may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of Parent, Merger Sub or the Company, (iii) violate any applicable Law or Judgment or (iv) violate the organizational documents of Parent, Merger Sub or the Company.

(d)           No Litigation; Orders. As of the date of this Agreement, there is no claim, complaint, suit, proceeding, hearing, enforcement audit, investigation, arbitration, or other adverse action pending or, to the knowledge of Parent, Merger Sub or the Company, threatened against Parent, Merger Sub or the Company, as applicable, at law or in equity before or by any Governmental Entity that questions the validity of this Agreement, the Merger Agreement or the performance by Parent, Merger Sub or the Company of its obligations under this Agreement or the Merger Agreement. As of the date of this Agreement, Parent, Merger Sub and the Company are not subject to any injunction, writ, judgment, decree, determination, ruling or other order of any kind or nature by any Governmental Entity that would reasonably be expected to impair in any material respect the ability of Parent, Merger Sub or the Company to perform its obligations hereunder or to consummate the transactions contemplated by this Agreement or the Merger Agreement.

8.             Spousal Consent. If a Stockholder is a married individual and any of its Owned Shares constitutes community property or otherwise needs spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, Merger Sub and the Company, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Schedule B.

9.             Waiver. Each Stockholder agrees not to initiate, or join any stockholder class, in any action, suit, litigation, arbitration, or proceeding that (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, (ii) relates to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby or thereby or (iii) alleges that the execution and delivery of this Agreement by such Stockholder, or the approval of the Merger Agreement by the Parent Board, breaches any fiduciary duty of the Parent Board or any member thereof; provided that this Section 9 shall not be deemed a waiver of any rights of any Stockholder or such Stockholder’s Affiliates, successors, assigns and Representatives for any breach of this Agreement or the Merger Agreement by Parent, Merger Sub or the Company, and nothing in this Section 9 shall restrict or prohibit any Stockholder or any of its Affiliates or Representatives from asserting counterclaims or defenses in connection with any Legal Proceeding commenced or threatened against it by any Person, or from enforcing its rights under this Agreement, the Merger Agreement, or any of Parent’s, the Company’s or their respective subsidiaries’ governing organizational or other governing documents.

10.             No Solicitation. During the period from the date of this Agreement until the Termination Time, each Stockholder hereby covenants not to, and shall not authorize or permit its Affiliates or Representatives to, take, directly or indirectly, any action that Parent would then be prohibited from taking under Section 5.3(a) of the Merger Agreement, it being understood that any action in compliance with Sections 5.3(a), 5.3(b), 5.3(f) or 5.3(g) of the Merger Agreement or otherwise permitted by this Agreement or the Merger Agreement shall not be deemed a breach by any Stockholder of this Section 10. Notwithstanding anything to the contrary provided in this Agreement, each Stockholder and any of its Affiliates and Representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with a Parent Acquisition Proposal in the event that Parent is permitted to take the actions set forth in Section 5.3(b) of the Merger Agreement with respect to such Parent Acquisition Proposal.

11.             Termination. This Agreement and all rights and obligations of the parties hereunder will terminate and have no further force or effect as of the Termination Time; provided that the representations and warranties contained in Sections 5 and 7 of this Agreement will terminate at the Effective Time; provided, further, that Section 9, this Section 11, Section 12, Section 14 and Section 16 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 11 or elsewhere in this Agreement relieves any party hereto from liability or damages, or otherwise limits the liability or damages of any party hereto, for any fraud or Willful Breach. For purposes of this Agreement, “fraud” means intentional and knowing common law fraud under Delaware law in the representations and warranties set forth in this Agreement.

12.             Miscellaneous.

(a)           Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified.

(b)           Assignment. Except in connection with a Transfer of any Covered Shares in accordance with Section 2, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, and any purported assignment in violation hereof shall be null and void ab initio. Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(c)           Amendment and Modification; Waiver. This Agreement may be amended or waived by any party only if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(d)           Specific Performance. The parties acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each of the Company and Parent shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at Law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that the Company or Parent otherwise have an adequate remedy at law. The parties acknowledge that the agreements contained in this Section 12(d) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement.

(e)           Notices. All notices, requests, claims, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via email to the email address set forth below (to the extent that no “bounce back” or similar message indicating non-delivery is received with respect thereto) or (c) upon confirmed delivery if being sent by registered mail or by courier or express delivery service, in each case to the parties at the applicable address set forth below:

if to Parent or Merger Sub:

Standard BioTools Inc.

50 Milk Street, 10th Floor

Boston, MA 02109

Attention: [***]

Email: [***]

with copies to (which shall not constitute notice):

Freshfields US LLP
3 World Trade Center
175 Greenwich Street
New York, NY 10007
Attention: Damien R. Zoubek; Jenny Hochenberg; Abigail G. Hathaway
Email: damien.zoubek@freshfields.com; jenny.hochenberg@freshfields.com; abigail.hathaway@freshfields.com if to the Company:

Treeline Biosciences, Inc.

[***]

Attention: [***]

Email: [***]

with copies to (which shall not constitute notice):

Fenwick & West LLP
401 Union St, 5th Floor
Seattle, WA 98101
Attention: Effie Toshav; David Michaels
Email: EToshav@fenwick.com; DMichaels@fenwick.com

if to the Stockholders:

[●]

[●]

Attention: [●]

Email: [●]

with copies to (which shall not constitute notice):

[●]

[●]

Attention: [●]

Email: [●]

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Unless a different deadline for the delivery of notices, requests, claims, demands and other communications is expressly provided for in this Agreement, all such notices, requests instructions, demands and other communications will be deemed given on the day delivered pursuant to the means set forth above if delivered before 5:00 p.m. Eastern Time, and otherwise on the next following day.

(f)            No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, will give to any Person (other than the parties hereto and their respective successors and permitted assigns hereunder) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their permitted successors and assigns.

(g)           Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Delaware (regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws) and for all purposes shall be governed by and construed in accordance with the Laws of such State applicable to contracts to be made and performed entirely within such State.

(h)           Jurisdiction. In any action or proceeding between any of the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated hereby, each of the parties hereto: (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware located in New Castle County or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (ii) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (i) of this Section 12(h); (iii) waives any objection to laying venue in any such action or proceeding in such courts; (iv) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party; and (v) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 12(e).

(i)            Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each party understands and has considered the implication of this waiver, (iii) each party makes this waiver voluntarily, and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 12(i).

(j)            Acknowledgements. Each of the parties hereto acknowledges that such party has been represented by counsel of such party’s choice throughout all negotiations that have preceded the execution of this Agreement, and that such party has executed the same with the advice of such counsel. Each party and such party’s counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to in this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of such party’s drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto.

(k)           Entire Agreement. This Agreement, taken together with the Schedules attached hereto and the Merger Agreement to the extent referenced herein, constitutes the entire agreement among the parties hereto with respect to the subject matter of this Agreement, notwithstanding the reference to any other agreement herein, and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter of this Agreement.

(l)            Interpretation. The rules of construction set forth in Section 8.11 of the Merger Agreement shall apply to this Agreement, mutatis mutandis.

(m)          Expenses. Except as otherwise expressly provided in this Agreement or the Merger Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such fees or expenses.

(n)             No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made against, the Persons that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

13.           Counterparts. This Agreement may be signed in any number of counterparts, each of which will be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement or any counterpart may be executed and delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original. This Agreement will become effective when each party hereto will have received a counterpart hereof signed by the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement will have no effect and no party will have any right or obligation hereunder (whether by virtue of any oral or written agreement or any other communication).

14.           Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

15.           Action by Parent. Actions taken under this Agreement on behalf of Parent will be taken only with the approval of the Parent Special Committee (if such committee is in existence at the time such action is to be taken).

16.           No Ownership Interest. Each Stockholder, solely as to itself and not as to any other Stockholder or other Person, has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to each Stockholder’s Covered Shares will remain vested in and belong to such Stockholder, and nothing herein will, or will be construed to, grant Parent, Merger Sub or the Company any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement will be interpreted as creating or forming a “group” with any other Person, including other holders listed on Schedule A, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

17.           Disclosure. Each Stockholder hereby (a) authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC or other applicable Law and in the Proxy Statement/Prospectus filed by Parent such Stockholder’s identity and ownership of the Covered Shares and the nature of such Stockholder’s obligations under this Agreement and (b) agrees to promptly give to Parent any information it may reasonably require for the preparation of any such announcement or disclosure; provided, however, that each of the Company and Parent hereby agree that any such announcement or disclosure, if relating to such Stockholder or any designee of any Stockholder, who serves as a member of or observer to the Parent Board or as an officer of Parent, or such Stockholder’s or any designee’s or observer’s involvement in or awareness of the transactions contemplated by this Agreement or the Merger Agreement, shall, to the extent practicable, be subject to such Stockholder’s advance review and reasonable approval before its public filing, issuance or dissemination (collectively, including the Proxy Statement/Prospectus, “Public Disclosure”). Drafts of any Public Disclosure shall be delivered to the Stockholders for review not less than three (3) Business Days (or, in the case of an exigent filing or release, twenty-four (24) hours) prior to the intended filing, issuance or dissemination.

18.           Further Assurances. Each of the parties hereto shall execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable Law to perform their respective obligations as expressly set forth under this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TREELINE BIOSCIENCES, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

STANDARD BIOTOOLS INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SIRI MERGER SUB, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

[STOCKHOLDER]

Name:
Title: